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                                                                   Exhibit 10.10

                                            Cooper Industries, Inc.
                                            Incentive Stock Option Agreement


Granted to: _______________________________
Grant Date ________________________________
Number of Shares of Cooper Industries
 Common Stock _____________________________
Option Price Per Share ____________________
Employee Number ___________________________
Expiration Date ___________________________
Division __________________________________

This Agreement is made between Cooper Industries, Inc., an Ohio corporation, having its principal office in Houston, Texas (the "Company"), and the undersigned, an employee of the Company or a subsidiary of the Company (the "Employee").

The parties hereto have agreed as follows:

1. Pursuant to the 1986 Stock Option Plan (the "Plan"), the Company grants to the Employee an incentive stock option to purchase the above stated number of shares of the Company's Common Stock, par value $5 per share (the "Shares"), at the price stated above, subject to the following conditions:

(a) The Option rights are exercisable only if and after the Employee shall have remained in the employ of the Company for one year from the date of grant of this option (the "Grant Date"), whereupon such rights shall become exercisable to the extent of only 33 1/3% of the aggregate number of Shares above specified, which percentage shall increase to 66 2/3% after two years, and 100% after three years from the Grant Date.

(b) During the lifetime of the Employee, the option rights are exercisable only by him, and, except as otherwise provided in Sections 2 and 3 below, only if the Employee has remained continuously in the employ of the Company from the Grant Date.

(c) The option rights shall expire at the end of the period of five years commencing with the Grant Date, or upon such earlier expiration or termination dates as may be provided by Sections 2 and 3 hereof or by cash payments made in complete or partial cancellation hereof pursuant to Section 8, and such option rights shall not be exercisable thereafter.

2. If, after the expiration of one year from the Grant Date, the Employee shall cease to be employed by the Company for any reason other than death, his option rights shall terminate immediately; provided, however, that (a) if such cessation of employment is occasioned by retirement in accordance with any retirement plan of the Company then in effect, then the Employee at any time following such retirement (but before the Expiration Date) may exercise the option rights; and (b) if such cessation of employment is occasioned by the Employee's disability,


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then the Employee at any time within one year following such cessation of employment (but before the Expiration Date) may exercise the option rights to the extent he was entitled to exercise the same immediately prior to such cessation of employment, and no more.

3. If, after the expiration of one year from the Grant Date, the Employee shall die while in the employ of the Company or while retired under Section 2(a), or shall die within the one-year period available to him upon disability, then within the year next succeeding hid death (but before the Expiration Date), the person entitled by will or the applicable laws of descent and distribution may exercise the option rights to the extent that the Employee was entitled to exercise the same immediately prior to his death, and no more.

4. The option may be exercised by delivering to the Company at its principal executive office (directed to the attention of the Secretary, or if he is the employee concerned, then to the attention of the President or a Vice President) a written notice, signed by the Employee or a person entitled by will or the laws of descent and distribution to exercise the option, as the case may be, of the election to exercise the option and stating the number of Shares in respect of which it is then being exercised. The option shall be deemed exercised as of the date the Company receives such notice. Such notice shall, and as an essential part thereof, be accompanied by the payment of the full purchase price of the Shares then to be purchased. In the event the option shall be exercised, as provided herein, by any person other than the Employee, such notice shall be accompanied by appropriate evidence of the right of such person to exercise the option. Payment of the full purchase price may be made in (a) cash, (b) shares of the Company's Common Stock ("Stock"), or (c) any combination of cash and Stock, provided that any Stock used by the Employee in payment of the purchase price must have been acquired (whether by purchase, exchange or otherwise) by the Employee and held for a period of more than six months, and provided further that the Company reserves the right to prohibit the use of Stock as payment of the purchase price. Stock used in payment of the purchase price shall be valued at the average of the high and low trading prices of such Stock on the New York Stock Exchange or as reported in the consolidated transaction reporting system for the date of exercise. Upon the proper exercise of the option, the Company shall issue in the name of the person exercising the option, and deliver to such person, a certificate for the Shares purchased. The Employee agrees that as holder of the option he shall have no rights as shareholder in respect of any of the Shares as to which the option shall not have been effectively exercised as herein provided and that no rights as a shareholder shall arise in respect of any Shares as to which the option shall have been duly exercised until and unless a certificate for such Shares shall have been issued.

5. This option shall not be exercisable if such exercise would violate:

(a) Any applicable state securities law;

(b) Any applicable registration or other requirements under the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, or the listing requirements of any stock exchange; or

(c) Any applicable legal requirement of any other governmental authority.


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Furthermore, if a registration statement with respect to the Shares to be issued upon the exercise of this option is not in effect or if counsel for the Company deems it necessary or desirable in order to avoid possible violation of the Act, the Company may require, as a condition to its issuance and delivery of certificates for the Shares, the delivery to the Company of a commitment in writing by the person exercising the option that at the time of such exercise it is his intention to acquire such Shares for his own account for investment only and not with a view to, or for resale in connection with, the distribution thereof; that such person understands that the Shares may be "restricted securities" as defined in Rule 144 issued under the Act; and that any resale, transfer or other disposition of said Shares will be accomplished only in compliance with Rule 144, the Act, or other or subsequent applicable rules and regulations thereunder. The Company may place on the certificates evidencing such Shares an appropriate legend reflecting the aforesaid commitment and the Company may refuse to permit transfer of such certificates until it has been furnished evidence satisfactory to it that no violation of the Act or the rules and regulations thereunder would be involved in such transfer.

6. In consideration of the granting of this option by the Company, the Employee agrees that he will remain in the employ of the Company for a period of not less than one year from the Grant Date unless during said period his employment shall be terminated on account of incapacity or with the consent of the Company. Nothing herein contained shall limit or restrict any right which the Company would otherwise have to terminate the employment of the Employee.

7. This option and the option rights granted hereunder are not assignable or transferable or subject to any disposition by the Employee otherwise than by will or by the laws of descent and distribution.

8. Reorganization and Changes in Control. If (i) the Company is to be merged into or consolidated with one or more corporations and the Company is not to be the surviving corporation, (ii) the Company is to be dissolved and liquidated,
(iii) substantially all of the assets and business of the Company are to be sold, or (iv) there occurs a "change in control" of the Company, then the Committee of the Board of Directors that administers the Plan (the "Committee") may, in its sole discretion, with respect to any or all options then outstanding under this Agreement both (a) at any time on or prior to the effective date of such merger, consolidation, dissolution and liquidation, or sale, and, at any time on or after a change in control cause the option or any portion thereof to become exercisable forthwith in full regardless of any provisions in this Agreement concerning vesting and (b) at any time during the 20-day period ending on the effective date of such merger, consolidation, dissolution and liquidation, or sale or during the 20-day period beginning on the date of a change in control or, if later, the date the Company has notice thereof, cancel any option in whole or in part by payment in cash to the Employee of an amount equal to the excess, but only if the amount is positive, of the fair market value of the Company's Common Stock on the date of said cancellation over the option price per Share times the number of Shares covered by the option or portion thereof so cancelled. For purposes hereof, a "change in control" of the Company shall be as defined in Section 8 of the Plan.

9. For purposes of this Agreement, employment by a parent or subsidiary of or a successor


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to the Company shall be considered employment by the Company.

10. The Committee shall have authority, subject to the express provisions of the Plan, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of said Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect. All action by the Committee under the provisions of this paragraph shall be conclusive for all purposes.

11. The Employee hereby agrees to notify the Company promptly of the disposition, whether by sale, exchange or otherwise, of any Shares acquired pursuant to this option within a period of one year from their acquisition. Such notice shall state the date and manner of disposition and the proceeds, if any, received by the Employee as a result thereof.

12. Notwithstanding any provisions hereof, this Agreement and the option granted hereunder shall be subject to all of the provisions of the Plan as are in effect from time to time, which provisions are incorporated herein by reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the Grant Date first above written.

                                     Cooper Industries, Inc.


                                      By
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                                      Employee Signature
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                                      Social Security No.
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                                      Home Address
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